UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2014

FactSet Research Systems Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

601 Merritt 7

Norwalk, Connecticut 06851

(Address of principal executive offices)

(203) 810-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On June 17, 2014, FactSet Research Systems Inc. issued a press release announcing its results for the three and nine months ended May 31, 2014. The press release is attached as Exhibit 99.1 to this report on Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Exhibit 99.1 to this report contains certain financial measures that are considered non-GAAP financial measures as defined in the SEC rules. Exhibit 99.1 to this report also contains the reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles, as well as the reasons why Registrant’s management believes that presentation of the non-GAAP financial measures provides useful information to investors regarding the Registrant’s results of operations and, to the extent material, a statement disclosing any other additional purposes for which Registrant’s management uses the non-GAAP financial measures.

Item 5.02 Depature of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 17, 2014, FactSet announced that Phil Snow has been named President, effective July 1, 2014 and will report directly to Philip Hadley, Chairman and CEO. Mr. Snow joined FactSet in 1996 and is currently Senior Vice President, Director of U.S. Investment Management Sales. In his new role, Mr. Snow will be responsible for the strategies that drive FactSet’s mission: to provide best-of-breed products and client service to financial professionals worldwide. He will have oversight and management responsibility for both FactSet’s Sales and Operations teams. FactSet’s Executive Vice Presidents, Michael Frankenfield and Peter Walsh, will remain in their current roles, both reporting to Mr. Snow.

Phil Snow began his career at FactSet as a Consultant in 1996 before transferring to FactSet’s Tokyo and Sydney offices to run the Company’s Asia-Pacific Consulting Services. After moving back to the U.S. in 2000, Mr. Snow held various sales leadership roles before assuming the role of Senior Vice President, Director of U.S. Investment Management Sales in 2013. Mr. Snow received a B.A. in Chemistry from the University of California at Berkeley and a Masters of International Management from the Thunderbird School of Global Management. He has earned the right to use the Chartered Financial Analyst designation.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of FactSet Research Systems Inc., dated June 17, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC. (Registrant)

Date: June 17, 2014	By:	/s/ Maurizio Nicolelli
Maurizio Nicolelli
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press Release of Registrant, dated June 17, 2014 reporting the results of operations for the Registrant’s third fiscal quarter ended May 31, 2014.